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                                                                   EXHIBIT 10.26



                       AMENDMENT TO SETTLEMENT AGREEMENT

         This Amendment, dated December 28, 2000 ("Amendment") to the Settlement Agreement, dated as of October 17, 2000 ("Settlement Agreement"), is made by and between, on the one hand, The Harry Fox Agency, Inc. ("HFA"), a New York corporation, MPL Communications, Inc. ("MPL") a New York Corporation, and Peer International Corporation ("Peermusic"), a New Jersey corporation, and on the other hand, MP3.com, Inc. ("MP3.com"), a Delaware corporation.

                                    RECITALS

         WHEREAS, the parties hereto (the "Parties") wish to extend the deadline by which individual HFA publisher principals must approve the Settlement Agreement so that the Parties can maximize the number of music publishers that participate in the settlement and secure any corresponding licenses provided therein; and

         WHEREAS, all capitalized terms used herein but not defined shall have the meanings given to such terms in the Settlement Agreement.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants, undertakings, and conditions set forth herein, and for value received, the sufficiency of which is hereby acknowledged, the Parties agree to amend the Settlement Agreement as follows:

                                    AGREEMENT

I. Amendments

         A. Section 1.5 of the Settlement Agreement is hereby amended and restated in its entirety to read as follows:

                  1.5 "Effective Date" shall mean the date that is the earlier of (i) February 28, 2001, or (ii) the date on which HFA returns all monies due to MP3.com, if any, pursuant to Sections 5.1 and 5.2, provided that this Settlement Agreement has not been terminated prior to such date pursuant to Sections 5.1(b), 5.2(b), or 9.1.


         B. Section 1.11 of the Settlement Agreement is hereby amended and restated in its entirety to read as follows:

                  1.11 "Response Date" shall mean February 19, 2001.



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         C. Section 1.12 of the Settlement Agreement is hereby amended and restated in its entirety to read as follows:

                  1.12 "Settling HFA Publisher-Principals" shall mean those HFA Publisher-Principals, other than the Major Recording Companies, from which HFA has received, on or before the Settlement Date, the executed endorsement portion of the Notice and Authorization pursuant to Section 4 authorizing HFA to settle, on their behalf, all claims that were or could have been asserted against MP3.com in connection with the use and/or exploitation of their Copyrighted Works in the My.MP3.com service prior to the Execution Date.

         D. A new Section 1.15 is hereby added to the Settlement Agreement as follows:

                  1.15 "Settlement Date" shall mean December 28, 2000.

         E. A new Section 1.16 is hereby added to the Settlement Agreement as follows:

                  1.16 "Additional Settling HFA Publisher-Principals" shall mean those HFA Publisher-Principals, other than the Major Recording Companies and the Settling HFA Publisher-Principals, from which HFA has received, after the Settlement Date but on or before the Response Date, the executed endorsement portion of the Notice and Authorization pursuant to Section 4 authorizing HFA to settle, on their behalf, all claims that were or could have been asserted against MP3.com in connection with the use and/or exploitation of their Copyrighted Works in the My.MP3.com service prior to the Execution Date.


         F. Section 2 of the Settlement Agreement is hereby amended and restated in its entirety to read as follows:

                  2. Settlement and Release of Claims.

                      2.1 Effective upon the Settlement Date, Plaintiffs, each
                  on behalf of themselves and their respective Affiliates, for good and sufficient consideration, receipt whereof is hereby acknowledged, shall release and discharge MP3.com and its servants, agents, directors, officers, successors, assigns, employees, parent corporations, subsidiary corporations, Affiliates, consultants, attorneys, representatives and insurers (the "MP3.com-Releasees") of and from any and all claims and demands or damages of every kind and nature at law, in equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, past, present, and future arising from or related to the Copyright Action, the matters alleged therein or the use and/or exploitation of Copyrighted Works in the My.MP3.com service prior to the Execution Date. Notwithstanding



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                  the foregoing, the Plaintiffs do not release the
                  MP3.com-Releasees from any obligations that arise under this Settlement Agreement, the Governing Agreement, any licenses issued pursuant to the Governing Agreement, or from any claim arising under Section 106(4) or Section 106(6) of the U.S. Copyright Act, 17 U.S.C. Sections 106(4) or 106(6), or any copyrights or other rights in sound recordings (as that term is defined in Section 101 of the U.S. Copyright Act, 17 U.S.C.
                  Section 101). The foregoing release may not be changed orally. Plaintiffs further agree that any Copyrighted Works owned or controlled by them which were previously copied by MP3.com in connection with its My.MP3.com service shall be deemed to have been copied with each Plaintiff's respective consent.

                      2.2 Effective upon the Settlement Date, HFA, for and on
                  behalf of the Settling HFA Publisher-Principals (the "HFA-Releasors"), for good and sufficient consideration, receipt whereof is hereby acknowledged, releases and discharges the MP3.com-Releasees of and from any and all claims and demands or damages of every kind and nature at law, in equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, past, present, and future that the Settling HFA Publisher-Principals have asserted or could assert against the MP3.com-Releasees relating to MP3.com's use and/or exploitation of Copyrighted Works in its My.MP3.com service prior to the Execution Date. Notwithstanding the foregoing, the HFA-Releasors do not release the MP3.com-Releasees from any obligations that arise under this Settlement Agreement, the Governing Agreement, any licenses issued pursuant to the Governing Agreement, or from any claim arising under Section 106(4) or Section 106(6) of the U.S. Copyright Act, 17 U.S.C. Sections 106(4) or 106(6), or any copyrights or other rights in sound recordings (as that term is defined in Section 101 of the U.S. Copyright Act, 17 U.S.C. Section 101). The foregoing release may not be changed orally. Effective upon the Settlement Date, HFA, for and on behalf of the HFA-Releasors, further agrees that any Copyrighted Works owned or controlled by the HFA-Releasors which were previously copied by MP3.com in connection with its My.MP3.com service shall be deemed to have been copied with each of the HFA-Releasor's respective consent.

                      2.3 Effective upon the Settlement Date, MP3.com, for good
                  and sufficient consideration, receipt whereof is hereby acknowledged, hereby releases and discharges Plaintiffs and their respective servants, agents, directors, officers, successors, assigns, employees, parent corporations, subsidiary corporations, Affiliates, consultants, attorneys, representatives and insurers of and from any and all claims and demands or damages of every kind and nature at law, in equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, past, present, and future arising from or related to the Copyright Action, the matters alleged therein or the use and/or exploitation of Plaintiffs' Copyrighted Works in the My.MP3.com service prior to the Execution Date. Notwithstanding the foregoing, MP3.com does not release the Plaintiffs from any obligations that arise under this Settlement Agreement, the Governing Agreement,



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                  or any licenses issued pursuant to the Governing Agreement.
                  The foregoing release may not be changed orally.

                      2.4 Effective upon the Settlement Date, MP3.com, for good
                  and sufficient consideration, receipt whereof is hereby acknowledged, releases and discharges HFA, the Settling HFA Publisher-Principals and their respective servants, agents, directors, officers, successors, assigns, employees, parent corporations, subsidiary corporations, Affiliates, consultants, attorneys, representatives and insurers (the "Copyright Owners-Releasees") of and from any and all claims and demands or damages of every kind and nature at law, in equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, past, present, and future arising from or related to the Copyright Action, the matters alleged therein or the use and/or exploitation of Copyrighted Works in the My.MP3.com service prior to the Execution Date. Notwithstanding the foregoing, MP3.com does not release the Copyright Owners-Releasees from any obligations that arise under this Settlement Agreement, the Governing Agreement, or any licenses issued pursuant to the Governing Agreement. The foregoing release may not be changed orally.

                      2.5 Effective upon the Effective Date, HFA, for and on
                  behalf of any Additional Settling HFA Publisher-Principals (the "Additional HFA Publisher-Principal Releasors"), for good and sufficient consideration, receipt whereof is hereby acknowledged, releases and discharges the MP3.com-Releasees of and from any and all claims and demands or damages of every kind and nature at law, in equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, past, present, and future that the Additional Settling HFA Publisher-Principals have asserted or could assert against the MP3.com-Releasees relating to MP3.com's use and/or exploitation of Copyrighted Works in its My.MP3.com service prior to the Execution Date. Notwithstanding the foregoing, the Additional HFA Publisher-Principal Releasors do not release the MP3.com-Releasees from any obligations that arise under this Settlement Agreement, the Governing Agreement, any licenses issued pursuant to the Governing Agreement, or from any claim arising under Section 106(4) or Section 106(6) of the U.S. Copyright Act, 17 U.S.C. Sections 106(4) or 106(6), or any copyrights or other rights in sound recordings (as that term is defined in Section 101 of the U.S. Copyright Act, 17 U.S.C. Section 101). The foregoing release may not be changed orally. Effective upon the Effective Date, HFA, for and on behalf of the Additional HFA Publisher-Principal Releasors, further agrees that any Copyrighted Works owned or controlled by the Additional HFA-Releasors which were previously copied by MP3.com in connection with its My.MP3.com service shall be deemed to have been copied with each of the Additional HFA Publisher-Principal Releasor's respective consent.

                      2.6 Effective upon the Effective Date, MP3.com, for good
                  and sufficient consideration, receipt whereof is hereby acknowledged, releases and discharges HFA, the Additional Settling HFA Publisher-Principals and their



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                  respective servants, agents, directors, officers, successors, assigns, employees, parent corporations, subsidiary corporations, Affiliates, consultants, attorneys, representatives and insurers (the "Additional Copyright Owners-Releasees") of and from any and all claims and demands or damages of every kind and nature at law, in equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, past, present, and future arising from or related to the Copyright Action, the matters alleged therein or the use and/or exploitation of Copyrighted Works in the My.MP3.com service prior to the Execution Date. Notwithstanding the foregoing, MP3.com does not release the Additional Copyright Owners-Releasees from any obligations that arise under this Settlement Agreement, the Governing Agreement, or any licenses issued pursuant to the Governing Agreement. The foregoing release may not be changed orally.

                      2.7 Plaintiffs, Defendant, HFA, the Settling HFA
                  Publisher-Principals and the Additional Settling HFA Publisher-Principals have been fully advised by their respective attorneys of the contents of Section 1542 of the Civil Code of the State of California, and agree that that Section (and any other law of similar effect) and the benefits thereof are hereby expressly waived. Section 1542 reads as follows:

                          "Section 1542. (General Release - Claims
                          Extinguished.) A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."


         G. Section 5.1(a) of the Settlement Agreement is hereby amended and restated to read as follows:

                  5.1 Settlement Payment

                      (a) Fifteen million dollars ($15,000,000) of the Total
                  Payment (the "Settlement Payment") shall be used to settle claims against MP3.com pursuant to Section 2 above. In the event that HFA does not receive by the Response Date executed endorsements of Settlement and License Notice and Authorization forms from all of the Relevant HFA Publisher-Principals, HFA will return to MP3.com an amount that shall be calculated by multiplying the Settlement Payment by the Percent Market Share, and then subtracting that figure from the Settlement Payment. HFA shall return such amount, if any, with accrued interest, to MP3.com by wire transfer on or by February 28, 2001. For purposes of this Section only, Percent Market Share shall be calculated by determining the percentage of Total Revenues attributable to the Settling HFA Publisher-Principals and Additional Settling HFA Publisher-Principals combined, and Total Revenues shall be the sum of all royalties distributed to Relevant HFA Publisher-



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                  Principals by HFA over the previous two (2) full calendar
                  years (i.e., 1998 and 1999).


         H. Section 5.2(a) of the Settlement Agreement is hereby amended and restated to read as follows:

                  5.2 Advance Payment.

                      (a) Fifteen million dollars ($15,000,000) of the Total
                  Payment (the "Advance Payment") shall be used as a recoupable, nonrefundable advance to Licensing HFA Publisher-Principals for royalties due under licenses issued pursuant to the Governing Agreement during the term thereof. In the event that HFA does not receive by the Response Date written authorization to issue licenses to MP3.com for the use of Copyrighted Works as provided in the Governing Agreement, in the form of executed endorsements of Settlement and License Notice and Authorization forms or License Only Notice and Authorization forms, from all of HFA's Publisher-Principals, excluding Universal Music Group and its Affiliates, HFA will return to MP3.com an amount that shall be calculated by multiplying the Advance Payment by the Percent Market Share, and then subtracting that figure from the Advance Payment. HFA shall return such amount, if any, with accrued interest, to MP3.com by wire transfer on or by February 28, 2001. For purposes of this Section only, Percent Market Share shall be calculated by determining the percentage of Total Revenues attributable to Licensing HFA Publisher-Principals, provided, however, that, consistent with Section 5.2(c), should a Licensing HFA Publisher-Principal, in accordance with the Settlement and License Notice and Authorization or License Only Notice and Authorization, choose to license some, but not all, of its Copyrighted Works, that Licensing HFA Publisher-Principal's revenues will be determined based solely on the revenues generated by the Copyrighted Works it has licensed. For purposes of this Section only, Total Revenues shall be the sum of all royalties distributed to HFA Publisher-Principals, excluding Universal Music Group and its Affiliates, by HFA over the previous two (2) full calendar years (i.e., 1998 and 1999).

         I. Section 8.1 of the Settlement Agreement is hereby amended and restated to read as follows:

                  8.1 Immediately following the Settlement Date, Plaintiffs and Defendant shall cause their respective counsel to execute, and file with the Court, a Stipulation of Dismissal With Prejudice in the Copyright Action (the "Stipulation") in the form set forth in Exhibit B, attached hereto.

II. Controlling Document. The provisions of the Settlement Agreement, as modified by this Amendment, shall remain in full force and effect; provided that the letter agreement ("Letter Agreement"), dated December 4, 2000, between MP3.com and HFA, including but not limited to MP3.com's waivers of Sections 5.1(b) and 5.2(b) of the Settlement Agreement, as modified and



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amended by an additional letter agreement dated December 28, 2000, remains in full force and effect.

III. Counterparts. This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the Parties hereto, and all of which together shall constitute one instrument. This Amendment may be executed and delivered by facsimile and the Parties agree that such facsimile execution and delivery shall have the same force and effect as delivery of an original document with original signatures, and that each Party may use such facsimile signatures as evidence of the execution and delivery of this Amendment by all Parties to the same extent that an original signature could be used.



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         IN WITNESS WHEREOF, the Parties have caused this Amendment to the
Settlement Agreement to be executed by their duly authorized representatives as of the date first above written.

                                       THE HARRY FOX AGENCY, INC.


                                       By: /s/ Robert Shaw
                                           -------------------------------------
                                       Name: Robert Shaw
                                       Title: E.V.P. - Chief Operating Officer

                                       MPL COMMUNICATIONS, INC.


                                       By: /s/ Thomas W. McCabe
                                           -------------------------------------
                                       Name: Thomas W. McCabe
                                       Title: Executive Vice President

                                       PEER INTERNATIONAL CORPORATION


                                       By: /s/ Ralph Peer II
                                           -------------------------------------
                                       Name: Ralph Peer
                                       Title: Chairman

                                       MP3.COM, INC.


                                       By: /s/ Derrick Oien
                                           -------------------------------------
                                       Name: Derrick Oien
                                       Title: Vice President, Operations



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